UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3200 Wilshire Blvd, Suite 1400, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

On July 16, 2019, Hope Bancorp, Inc. (“HOPE” or the “Company”) issued a news release concerning its results of operations and financial condition for the second quarter ended and as of June 30, 2019. A copy of the July 16, 2019 press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On July 16, 2019, the Company issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $0.14 per common share. The cash dividend is payable on or about August 9, 2019 to all stockholders of record as of the close of business on July 26, 2019. A copy of the July 16, 2019 press release is attached hereto as Exhibit 99.2.

On July 16, 2019, the Company issued a news release announcing that its Board of Directors approved a share repurchase program that authorizes the Company to repurchase up to $50 million of its common stock. Share repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions or by other means as determined by the Company's management and in accordance with the regulations of the Securities and Exchange Commission. A copy of the July 16, 2019 press release announcing the share repurchase program is attached hereto as Exhibit 99.3.

Item 7.01. Regulation FD Disclosure

The Company previously announced that it will host an investor conference call on Wednesday, July 17, 2019 at 9:30 a.m. Pacific Time / 12:30 p.m. Eastern Time to review financial results for its second quarter ended June 30, 2019. A presentation to accompany the conference call, which contains certain historical and forward-looking information relating to the Company (the “Presentation Materials”), has been made available at the Investor Relations section of Hope Bancorp’s website at www.ir-hopebancorp.com. A copy of the Presentation Materials is attached hereto as Exhibit 99.4.

The information included in this report pursuant to Item 2.02, Item 8.01 and Item 7.01 of Form 8-K (including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description of Exhibit

99.1	News release, dated July 16, 2019, concerning the results of operations and financial condition for the second quarter ended and as of June 30, 2019.

99.2	News release, dated July 16, 2019, announcing the declaration of a quarterly cash dividend.

99.3	News release, dated July 16, 2019, announcing a $50 million share repurchase program.

99.4	Presentation Materials, dated July 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hope Bancorp, Inc.

Date: July 17, 2019	/s/ Kevin S. Kim
Name: Kevin S. Kim
Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1	News release, dated July 16, 2019, concerning the results of operations and financial condition for the second quarter ended and as of June 30, 2019.

99.2	News release, dated July 16, 2019, announcing the declaration of a quarterly cash dividend.

99.3	News release, dated July 16, 2019, announcing a $50 million share repurchase program.

99.4	Presentation Materials, dated July 17, 2019.